Exhibit 32.1
                                  ------------


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Groen Brothers Aviation, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2004, David Groen hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         a.   the quarterly report fully complies with the requirements of
              Section 13(a) of the Securities Exchange Act of 1934; and

         b. the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/ David Groen
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David Groen, President and
Chief Executive Officer
(Principal Executive Officer)
November 15, 2004